PILGRIM’S PRIDE COMPANY ANALYST DAY September 18, 2019

CAUTIONARY NOTES AND FORWARD-LOOKING STATEMENTS  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. 2

WELCOME AND BUSINESS OVERVIEW Jayson Penn President and CEO, Pilgrim’s

TODAY’S AGENDA Tim Stiller Charles VonDerHeyde U.S. Chicken Pilgrim’s Mexico Kristina Lambert Joe Waldbusser U.S. Prepared Foods & Innovation Commodities and Risk Management Laston Charriez Kendra Waldbusser U.S. Marketing Food Safety & Quality Assurance Andrew Cracknell Fabio Sandri Tulip Europe Financials Chris Kirke Management Team Moy Park Europe Wrap-up and Q&A

OUR VISION & STRATEGY Become a more valued Relentless pursuit of partner with our key operational excellence customers Safe people, safe Unique portfolio of products and healthy diverse, complementary attitudes business models Pilgrim's © Copyright 2019 | All Rights Reserved.

LEADERSHIP POSITION WITH GLOBAL FOOTPRINT BUSINESS UNITS NEARLY FRESH PROCESSING CASE READY OUT OF UK ADDED-VALUE PROCESSING SMALL BIRD EVERY EU ADDED-VALUE PROCESSING BIG BIRD/COMMERCIAL 1 5 CHICKENS IN THE U.S.COMES FROM GRANDPARENT BREEDING GROUNDS PREPARED FOODS FRESH FOODSERVICE IN MEXICO OUT OF EVERY 1 4 IN THE U.K. CHICKENS NEARLY OUT OF 1 EVERY 3 CHICKENS 1946 2007 2009 2014 2017 2019 Founded ¹ Pittsburg, TX ¹Subject to approval by the anti-trust authorities

BUILDING GLOBAL PLATFORMS Unique portfolio of Pilgrims has made 3 acquisitions over the last 5 diverse, complementary years, to expand our geographic footprint and add business models capabilities, products and brands TYSON DE MEXICO JULY 2014 JANUARY 2017 SEPTEMBER 2017 ANNOUNCED AUGUST 2019¹ $400mm $350mm $1,300mm $350mm • Improve geographic • Expand geographic • Geographic expansion • Further expansion reach in Mexico footprint in the Midwest U.S. in the U.K. and Europe in the U.K. • Value added products • Natural and organic offerings • Strong presence • Increased exposure in and brands (Del Dia) in prepared foods the value added • Added Just Bare segment Pilgrim's © Copyright 2019 | All Rights Reserved. Chicken ¹Subject to approval by the anti-trust authorities

ACHIEVING BOTH TOP AND BOTTOM LINE GROWTH Sales ($MM) Operating Income Margin (%) 9.5% $12,380 64% Growth $7,536 4x 2.2% 2011 2019 PF 2011-2013 2014-2018 ___________________________ Source: PPC 2019 annualized + Tulip for the entire year Pilgrim's © Copyright 2019 | All Rights Reserved. 8

INNOVATION AT THE CENTER OF GLOBAL PREPARED FOODS GROWTH GLOBAL COLLABORATION, INSIGHTS AND TRENDS BALANCED WITH LOCAL OWNERSHIP Unique portfolio of diverse, complementary business models Pilgrim's © Copyright 2019 | All Rights Reserved.

PEOPLE AT THE FOREFRONT OF OUR STRATEGY Internal Promotions DART Safety Rate 1600 3.5 Internal 1416 2x better 2.87 1400 promotions 3 than the doubled 1229 industry since 2016 1200 2.5 average 1001 1000 2 1.56 1.41 800 710 1.5 1.24 600 1 400 .5 200 0 2017 2018 2019 Industry 0 2016 2017 2018 2019 ann YTD Average Pilgrim's © Copyright 2019 | All Rights Reserved.

KEY THEMES TODAY We have the Vision and We have the right Strategy to strengthen Team in place to our position as a leading produce results food company We have the right Key We have the right business Customer strategy to model of product and support growth geographic diversification through innovation Pilgrim's © Copyright 2019 | All Rights Reserved.

Tim Stiller U.S. CHICKEN

INDUSTRY LEADING TEAM MEMBER SAFETY DECREASED OUTPERFORMED U.S. Poultry and SEVERE INCIDENTS industry averages in Egg Association 2019 Safety and TRIR DART Awards: 28% rate COMPARED TO 5% and 63% Distinction - 19 2016 Honor - 16 respectively Merit - 8 Pilgrim's © Copyright 2019 | All Rights Reserved.

CULTURE AND TALENT DEVELOPMENT “…creating the opportunity of a better future for our team members.” . 42 Supervisor . 21 Management . 2700 . 950 Participants . January 2020 Development Trainees Participants Trainees . Classroom, . Creating The . Annual . Classroom, Coaching & Opportunity For . 10 Mexico Development Coaching & Mentoring Program Personal Trainees Focused on Mentoring . Mid to Senior Improvement Building Our Management And Career . Development Next Generation . Frontline Development Program of Midlevel Supervision Focused On Management Building Our Next Generation of Frontline Supervision Pilgrim's © Copyright 2019 | All Rights Reserved.

INTERNAL PROMOTIONS 700 600 658 500 400 410 300 Est 2019 200 193 100 756 0 2016 2017 2018 Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR U.S. FOOTPRINT & BUSINESS UNITS 8 + LBS LARGE 6 - 7 L B S RETAIL 4 - 5 LBS SMALL PROCESSING TEAM BIRDS PER FEED HATCHERIES K M 26 MILLS 31 PLANTS 33 ~37 MEMBERS ~33 WEEK 4 PROTEIN CONVERSION + LBS PER 4 PET FOOD 9 B YEAR Pilgrim's © Copyright 2019 | All Rights Reserved. 16

OUR UNIQUE PORTFOLIO • Partially Fried/Fully Cooked • List Pricing • Foodservice/Retail/Deli • 6 lb. Live Weight Prepared Foods • Program Pricing • Retail/Consumer Brands Tray Pack • 8+ lb. Live Weight • Commodity Price Big Bird Correlation • Foodservice/Industrial Small Bird • 4 lb. Live Weight • Contract Pricing • Foodservice/Deli Pilgrim's © Copyright 2019 | All Rights Reserved. 17

CASE READY BUSINESS UNIT Pilgrim’s Tray Pack 3-Yr CAGR . Key Customer Strategy . Service / Quality Pilgrim’s . Live Portfolio 3.6x . Organic . ABF . Veg-fed . Traditional . Product Portfolio . Regular / Jumbo Tray Pack . Private Label Industry . Saddle Pack . Just BARE Pilgrim's © Copyright 2019 | All Rights Reserved. 18

LARGE BIRD BUSINESS UNIT

2010
Zero Large Bird Share

2016
Large Bird is 30% of Live Production

2017

2018
Improve Operational Efficiency

2019
Mix Upgrade Focus

Increased boneless dark meat production by 15% in Q2 YoY

Converted facility to No Antibiotic Ever

Entered the portioned boneless breast business

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SMALL BIRD BUSINESS UNITS 3 Year CAGR 11 plants, 16 MILLION + BIRDS PER WEEK 3.3X 7.7X Chicken Sandwich* Deli Rotisserie*** *Pilgrim’s volume growth vs. QSR servings growth, calendar years 2015-2018; servings include crispy chicken and grilled chicken sandwich ***Dollar sales growth Pilgrim's © Copyright 2019 | All Rights Reserved.

EXPORT BUSINESS 75 Countries 9% of USA Broiler Exports Canada 5% CIS 9% Caribbean 3% Mexico 24% Southeast Middle East Asia West Africa 7% 31% 8% Latin America 13% Pilgrim's © Copyright 2019 | All Rights Reserved. 21

DRIVING GROWTH WITH KEY CUSTOMERS $ LBS Pilgrim's © Copyright 2019 | All Rights Reserved.

SUPPORTING KEY CUSTOMERS WITH A DIFFERENTIATED PORTFOLIO Grew 44.7% and 84% Organic Claims #1 77% of Consumers state that in dollars and volume CAGR over Past 5 Years 'When buying chicken at a vs. conventional. (Compounded Annual grocery store I think it's Growth Rate) important to see a label that shows a third-party 1st highest sales growth organization has certified the claim (44.7%) +8.4% producer's methods as 2017 YoY Growth2 humane 3 American Humane Certified 40% of shoppers want >30% has highest brand awareness their meat to carry more of certifiers; almost 50% Antibiotic-Free items 1 CAGR $ Growth perceive it to be the best 23% CAGR Volume 52% Would be willing to Growth pay more for product certified as humane 3 Pilgrim's © Copyright 2019 | All Rights Reserved. Source: 1The Power of Meat 2018, 2Organic Food Sales Growth in the US from 2000 to 2017, Statista; 3 Engine Caravan Survey April 25-28, 2019; 2016 Animal Welfare Research/Qualtrics.

OUR METHODS TO ACHIEVE OPERATIONAL EXCELLENCE • Called “ZBB” • ALL expenses justified for each new • The “ZBB” for Labor (~ 55%-60% of Plant Cost) period • 16 Full-time Industrial Engineers • Starts from a ZERO base • Workload Analysis/Each Position • Built around what’s NEEDED • Create Perfect Staffing /Crewing • Analyzes EVERY function • Daily Labor Performance Calculations • Optimizes COSTS not just revenue • Tracking / Accountability Reports Results since COST/EFFICIENCY FEWER POSITIONS DUE TO 2011 IMPROVEMENT PERFECT STAFFING

INVESTMENT IN AUTOMATION . Team Member Safety . Ergonomic Improvements . Product Quality . Animal Welfare . Labor Cost Reduction . Efficiency Gains Pilgrim's © Copyright 2019 | All Rights Reserved.

KEY TAKEAWAYS • Our commitment to safety, people and quality has allowed us to build a strong foundation. • Our diverse portfolio in big bird, retail and small bird allows us to capture upside commodity markets while minimizing downside. • Our key customer strategy has allowed for our growth to outpace the market. • Our relentless pursuit of operational excellence continues to produce bottom line impact. Pilgrim's © Copyright 2019 | All Rights Reserved.

Kristina Lambert U.S. PREPARED FOODS AND INNOVATION

PREPARED FOODS ROOM TO GROW Industry Revenue Mix Moorefield, WV Mt. Elberton, Pilgrim's Total Industry Pleasant, TX GA Waco, TX Fresh Prepared Foods Source: Agri Stats 2018 Pilgrim's © Copyright 2019 | All Rights Reserved.

WHY GROW PREPARED FOODS? Prepared Foods reduces profit variability of total portfolio Industry Operations Profits 50.00 20 45.00 18 40.00 16 35.00 14 30.00 12 25.00 10 C/LB 20.00 8 C/LB 15.00 6 10.00 4 5.00 2 0.00 0 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-18 Jan-14 Jan-15 Jan-16 Jan-17 Jan-19 Sep-15 Sep-14 Sep-16 Sep-17 Sep-18 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Nov-16 Nov-14 Nov-15 Nov-17 Nov-18 May-14 May-15 May-16 May-17 May-18 Prepared Foods Ops. Profits Average Fresh Ops. Profit Average Source: Agri Stats Pilgrim's © Copyright 2019 | All Rights Reserved.

PREPARED GROWING IN FOODSERVICE & RETAIL Prepared Foods Revenue Growth 13% 12% Growth Growth 2017 2018 2019LE Pilgrim's © Copyright 2019 | All Rights Reserved. 30

BRANDS & PORTFOLIO DIVERSIFICATION

Unique portfolio of diverse, complementary business models

FOODSERVICE

	Brand	Description
HIGH	Just BARE Chicken	Our Newest Brand to Foodservice! All Natural, Clean Label Chicken Raised with No Antibiotics Ever
	PIERCE CHICKEN	#1 Breaded Wings in Foodservice - Both Bone-In and Boneless with Wing Dings® and Wing Zings® Creator of the 1st Fully Cooked Fried Chicken in Foodservice History with Super Chik'n® Since 1951 - All In Great Taste!
MED	GOLD KIST CHICKEN	#2 Chicken Brand in K-12 Schools 26 MM lbs. of Sales via Broadline Alone Serving Quality Products Since 1933!

RETAIL

	Brand	Description
HIGH	Just BARE Chicken	#1 Fresh Chicken Brand on Amazon Fresh! All Natural, Clean Label Chicken Raised with No Antibiotics Ever
MED	Pilgrim's	#2 Brand in Texas for Chicken Benefits from positive halo from fresh
LOW	COUNTRY PRIDE CHICKEN	All about great taste and great value Also available in fresh chicken

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DISCIPLINED INNOVATION PILLARS CONSUMER INNOVATION CUSTOMER GLOBAL FIRST PLATFORMS CENTRIC ENABLERS Knowledge Sharing Trend Adoption Alignment Global Platforms Lift & Launch Technology Enablers Private Label Pilgrim's © Copyright 2019 | All Rights Reserved.

INNOVATION LEADING GROWTH Innovation Dollar Sales 12% 3% 4x 9/2017-8/2018 9/2018-8/2019 Core Items Innovation Pilgrim's © Copyright 2019 | All Rights Reserved.

INNOVATION Healthy and Natural Choices Just Bare Just Bare Functional products with high standards of traceability and low social and environmental impact All natural*, ABF, ABF, clean label and sourced and made for from family farms Foodservice *Minimally Processed, No Artificial Ingredients Pilgrim's © Copyright 2019 | All Rights Reserved. 34

INNOVATION Cook, Prepare and Eat Just Bare Gold Kist Products that are quick and easy to make and offer high nutritional performance ABF and no Ready-to-heat artificial & Clean label ingredients for Foodservice Pilgrim's © Copyright 2019 | All Rights Reserved. 35

INNOVATION Family and Connection Pleasers Ready to Cook Retail Private Label Easy to cook food for eating with family and friends Flavorful and Flavorful and Convenient Convenient Pilgrim's © Copyright 2019 | All Rights Reserved.

INNOVATION Indulgence and Sensory Menu Expansion Traffic Driver High-quality foods that enchant the senses and provide unique experiences Flavorful menu Unique LTO renovation Pilgrim's © Copyright 2019 | All Rights Reserved. 37

KEY TAKEAWAYS . Expanded TEAM is in place . Existing PLANT footprint ready for more . BRAND and CUSTOMER focus continues to build . GROWTH will continue to be led by INNOVATION Pilgrim's © Copyright 2019 | All Rights Reserved. 38

Laston Charriez MARKETING

KEY CUSTOMER JOINT BUSINESS PLANNING PROCESS Insights Innovation Category Growth • Objective • Cross- • New product alignment functional launch to fuel • Gather ideation growth insights and • Product data Development • Consumer test Pilgrim's © Copyright 2019 | All Rights Reserved. 40

KEY CUSTOMER JOINT BUSINESS PLANNING Customer A Customer B Customer C Grow Deli Sales Grow Deli Sales Grow Frozen Chicken Sales Challenge (Hot & Cold) Presenting Frozen Bringing concepts to life Presenting Deli innovation Action Innovation Category Insights Innovation Growth Pilgrim's © Copyright 2019 | All Rights Reserved. 41

BUILDING JUST BARE Extending Reach and Relevance Case Ready Fast Prep Quick Meals Lunchmeats #1 Brand on Amazon Fresh Launch 2019 Launch 2019 Launch 2020 Pilgrim's © Copyright 2019 | All Rights Reserved.

MEET KATE: THE JUST BARE SHOPPER Female Age 25-54 Head of her household, married with kids Willing to pay more for all natural, organic, and sustainable products Wants meal options that do not sacrifice on health or taste Always purchases fresh food Pilgrim's © Copyright 2019 | All Rights Reserved.

JBC ROTISSERIE AT RETAIL Magnet Poster Cling Take One Railstrip Poster Sail Sign Pilgrim's © Copyright 2019 | All Rights Reserved.

On-Line/Digital Grocery https://www.cnbc.com/2017/01/30/online-grocery-sales-set-surge-grabbing-20-percent-of-market-by-2025.html https://www.cnbc.com/2017/06/21/dont-worry-wal-mart-amazon-buying-whole-foods-is-just-a-drop-in-the-bucket.html Pilgrim's © Copyright 2019 | All Rights Reserved. ©2018 Pilgrim's CONFIDENTIAL

WHO MAKES YOUR FOOD – ADAM Pilgrim's © Copyright 2019 | All Rights Reserved. 46

WHO MAKES YOUR FOOD – SOCIAL INSTAGRAM/FACEBOOK Pilgrim's © Copyright 2019 | All Rights Reserved.

SPONSORSHIPS THAT CONNECT WITH KATE Pilgrim's © Copyright 2019 | All Rights Reserved.

USA CYCLING Pilgrim's © Copyright 2019 | All Rights Reserved.

JUST BARE B/S THIGHS “FALL :30” VIDEO/TV Pilgrim's © Copyright 2019 | All Rights Reserved.

KEY TAKEAWAYS . Pilgrim’s is the Total Chicken Solutions Partner . We bring together private label, captive brands and brands, insights, innovations and corporate resources, and we put them at full disposal of our Key Customers. Pilgrim's © Copyright 2019 | All Rights Reserved. 51

Andrew Cracknell TULIP, EUROPE

TULIP LTD – AN INTRODUCTION Pilgrim's © Copyright 2019 | All Rights Reserved.

TULIP LTD - UNIQUE INTEGRATED PORK SUPPLY CHAIN The biggest, lowest cost and most sustainable farming business in UK • Farmer partner focus on welfare, efficiency and quality • We own the livestock, supply the feed, veterinary inputs and management No. of owned pigs produced p.a. Tulip Ltd – 2.5m pigs p.a. 35% Independent 65% suppliers Own pigs 2008 2010 2012 2014 2016 2018 2004 2005 2006 2007 2009 2011 2013 2015 2017 2019 Internal ODB External ODB & RT Pilgrim's © Copyright 2019 | All Rights Reserved. ~40% of UK ODB* Pig farming 54 *ODB: Outdoor bred pigs

TULIP LTD. - STRONG FOCUS ON FOOD SAFETY, ANIMAL WELFARE AND QUALITY STANDARDS DELIVERS COMPETITIVE ADVANTAGE

Best in Class

Agricultural infrastructure and operations



Recognised industry-leading breeding & growing programme

Own infra-structure design and support programme

Animal welfare awards



Industry Pig farmer of the Year – for last 3 years

Compassion in World Farming – Good Pig Award

Antibiotic stewardship


ANTIBIOTIC RESISTANCE

Reduced antibiotic usage by 86% last 5 years

Currently 20% ahead of UK 2020 national target

Research and development


RESEARCH & DEVELOPMENT

University standard pig trials facility

Trialling new ideas, feeds, genetics and production concepts before roll out to commercial farms

Food integrity and quality


FOOD WITH INTEGRITY?
FOOD WITH INTEGRITY IS OUR COMMITMENT TO FINDING THE VERY BEST INGREDIENTS RAISED WITH RESPECT FOR THE ANIMALS, THE ENVIRONMENT AND THE FARMERS.

Building sustainable supply chains that meet our customers needs

Recognised industry-leading Waitrose pork exemplar

Food defence and security



Building an integrated food assessment and risk management programme

Approved by Key Legislative and Third Party Bodies

Food Standards Agency | BRC FOOD CERTIFICATED | defra | RSPCA ASSURED | NSF International Food, Safety & Quality in the UK | QMS | ASSURED FOOD STANDARDS | SOIL ASSOCIATION ORGANIC STANDARD | ORGANIC FARMERS GROWERS | UKAS UNITED KINGDOM ACCREDITATION SERVICE | SAI GLOBAL

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55

TULIP LTD - MARKET LEADING ASSET BASE Investments of more than £250m since 2010 6,100 team members Revenue £1bn 4 abattoirs/deboning 8 active processing sites Heritage of quality Formed from the best companies: Abattoir Abattoir & Deboning Hygrade, Flagship, Roach, Dalehead, Processing Processing Idle Geo Adams, Parkham, BQP Idle Ongoing footprint optimization to improve efficiencies and cost reductions Pilgrim's © Copyright 2019 | All Rights Reserved. 56

TULIP LTD – INVESTING IN COMPETITIVE ADVANTAGES Investments of more than £250m since 2010 Well invested assets High welfare pig abattoirs Acquisition of Easey farming Investments in worlds largest Scotch egg production facility Centre of Excellence for curing and slicing Bacon and Gammon Pilgrim's © Copyright 2019 | All Rights Reserved. 57

TULIP LTD – OPPORTUNITY TO GROW IN RETAIL 24% UK slaughter share compared to 13% of Retail market share % of UK Pigs Slaughtered Key player revenue: Other Tulip Ltd Tulip Ltd 22% 24% £1bn 13% Cranswick £1.4bn Tulip % of Retail Karro £0.5bn Karro 24% 30% Cranswick Pilgrim's © Copyright 2019 | All Rights Reserved. 58

TULIP LTD – OUR SALES SEGMENTS AND CUSTOMERS Opportunity to grow in retail from wholesale and capitalise on export WHOLESALE WHOLESALE 19% 46% RETAIL 45% Annual Tonnes Annual Revenue 2018A ~1.1m FOOD 2018A SERVICE ~ US$1.3bn 12% RETAIL 69% FOOD Clear customer growth strategy SERVICE 9% Pilgrim's © Copyright 2019 | All Rights Reserved.

Tulip Ltd - China TULIP LTD - EXPORT Export Growth +84% GROWTH OPPORTUNITIES Net Sales Driven by spread of ASF in China ASF Outbreak in China: ASF Outbreaks in 2019 Q1 Q2 Q3 Q4 Q1 Q2 Source: World Organization for Annimal Health https://www.oie.int/wahis_2/public/wahid.php/Diseaseinform 2018 2019 • Expect 38% reduction in China’s ation/Diseaseoutbreakmaps pork meat production • Produces and consumes 50% of world pork UK Pig Price • Driving export growth opportunities • Driving increased pig prices UK pig price below EU from Q2’19 p p kilogram / EU Pig Price Source: MARA https://www.oie.int/wahis_2/public/wahid.php/Diseaseinformation/Diseaseoutbreakmaps Pilgrim's © Copyright 2019 | All Rights Reserved.

TULIP LTD - PRODUCT SEGMENTS AND MARKET SHARE Opportunities to grow and add value in high margin categories Product Market Value Tulip Value Share Higher Margin Cooked Meats £2,627m 6% Snacking £748m 12% Slow Cooked £204m 12% Bacon £867m 28% Sausages £672m 8% Gammon £276m 32% Lower Margin Fresh Pork £765m 26% Source: Kantar 52wk to 11.08.19

TULIP LTD – HEALTH, SAFETY & ENVIRONMENT Strong focus drives significant improvements Year on year reduction in lost time accidents Year on year reduction in green house gasses Year on year reduction in water Intensity Year on year reduction in electricity Intensity Food waste of total production Pilgrim's © Copyright 2019 | All Rights Reserved. 62

TULIP LTD - FOCUSING ON OUR PEOPLE The best management team in the industry; • Driving accountability and ownership to the right levels across the Company, through restructuring, right sizing and removing the reliance on external consultants • A strong Apprenticeship Programme, covering a range of disciplines including Butchery, Engineering and Technical • Graduate Development Programme re-launched in 2019 • Positive engagement in local communities, supporting local charities alongside the group charity - Mind Pilgrim's © Copyright 2019 | All Rights Reserved. 63

TULIP LTD - WHAT’S NEXT… Optimize footprint Drive best in class Capitalise on export and complete operational opportunities turnaround excellence Drive innovations in Strengthen and Integrating with areas of under grow business with Pilgrim’s and indexed and high key customers harvest synergies margin Pilgrim's © Copyright 2019 | All Rights Reserved.

KEY TAKEAWAYS • Our commitment to safety, people, sustainability, animal welfare and quality has allowed us to build a strong foundation. • Our unique integrated supply chain with our own high welfare pigs provides a competitive advantage and real point of differentiation. • Our asset base and current sales mix provides opportunities to grow in retail and higher value added categories. • Our ongoing investments and footprint optimization allows us to deliver operational excellence and bottom line impact. Pilgrim's © Copyright 2019 | All Rights Reserved.

Chris Kirke MOY PARK, EUROPE

MOY PARK'S 75 YEAR JOURNEY Celebrating 75 years Joined Top 15 Pilgrim’s UK food Company Joined Creation of JBS Moy Park Europe Acquisition Joined of O’Kane Purchase Marfrig of GW Padley Group and Dove Acquired by Valley Primary the OSI processing Group Moy Park plant / EEC established export license in Moygashel 1943 1975 1996 2004 2008 2010 2014 2015 2016 2017 2018 Pilgrim's © Copyright 2019 | All Rights Reserved.

PEOPLE SAFETY 133 95% 75 Severe Accident Reduction 2013-2019 36 29 24 13 Safe people, safe products 7 & healthy attitudes 2013 2014 2015 2016 2017 2018 2019 156 Lost Workdays YTD 2019 70% 594 YE 2017 5530 YE 2013 Days Lost Reduction 2017-2019

MOY PARK'S ANNUAL OPERATING INCOME PROGRESSION £75m £71m 4.7% £68m 4.6% 4.8% £50m £49m 3.5% 3.4% £38m 2.8% £26m 2.0% £12m 1.0% 2011 2012 2013 2014 2015 2016 2017 2018 Pilgrim's © Copyright 2019 | All Rights Reserved.

MOY PARK AT A GLANCE Diversified European Top 5 leading European poultry company protein-based food Joined Pilgrim’s Pride September 2017 4 8 FRESH ADDED-VALUE PROCESSING company with presence Top 15 UK food business and leader in PROCESSING FACILITIES convenience products FACILITIES in poultry, beef, pork Processing up to 6 million birds per week and meat free 12 production sites in UK, England, France and Holland Employer of 13,000 people Diversified portfolio of customers v UK & Ireland: Continental Europe: 74% of revenues 26% of revenues Primary Fresh Beef Ready-to-Eat Convenience Coated Meat Free Pilgrim's © Copyright 2019 | All Rights Reserved.

UNIQUE INTEGRATED FARM-TO-FORK SUPPLY CHAIN, WITH WELL INVESTED FARMS AND HATCHERIES 0 – 18 MONTH MOY PARK SUPPLY CHAIN FEED MILLS GRANDPARENT REAR Young farming estate GRANDPARENT LAY Facilities capable of supplying PARENT HATCHERY the next generation Strongest European 200 PARENT REAR Hot water heating in 98%+ of estate geographic biosecurity PARENT LAY UNIQUE PERFORMANCE HOUSE NEWARK HATCHERY BROILER HATCHERY 600 BROILER FARMS 4 FRESH POULTRY SITES 8 PREPARED FOODS SITES 18,000 birds £20m investment Feed formulations State-of-the-art technology DISTRIBUTION CENTRE Alternative breeds and bedding Latest automation techniques CUSTOMER STORES

FOOD SAFETY IS AT THE HEART OF OUR STRATEGY, ALONG WITH QUALITY, INTEGRITY AND TRUST. WE ARE SHAPING THE FUTURE OF FOOD SAFETY AND QUALITY WITHIN OUR INDUSTRY. BROAD EXECUTIVE ADVISORY BODY INDUSTRY LEADING PERFORMANCE ON REPRESENTATION CAMPYLOBACTER AND ANTIBIOTICS Technical Leadership Patented process intervention Largest known molecular study FIIA Food Industry New qPCR kit Initiative on Antimicrobials AGRICULTURE AND FOOD SAFETY MOY PARK WORLD CLASS FOOD SAFETY FORUM COLLABORATION PROJECTS Professor Professor Professor Patrick Wall Steven Walker John Moore 2 Innovate UK 1 Invest Northern Ireland 3 PhD 9 Agri-Food Quest Competence Centre Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR STRENGTH IS IN OUR PEOPLE, OUR VALUES, OUR QUALITY IS IN OUR WELL INVESTED FACILITIES ENSURING A GOOD EMPLOYEE EXPERIENCE THROUGH AWARD WINNING PORTFOLIO OF DEVELOPMENT Modern recruitment system PROGRAMMES On boarding programmes Graduate Management Trainees Engagement programmes Apprenticeships Language solutions Leadership Development Talent mapping Professional Development Health and well being initiatives and more Internal Academies Moy Park app allowing employees to report Behavioural Based Safety observations CORPORATE RESPONSIBILITY WELL INVESTED FACILITIES Dungannon Only UK site with 6 pillar brands 6.6 birds a second 3 robots processing 300 fillets per minute Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR GOAL IS TO PROVIDE LEADING INSIGHT AND DEVELOPMENT RESOURCES TO OUR CUSTOMERS, SO WE CAN INNOVATE TOGETHER TO MEET CONSUMERS’ NEEDS. MOY PARK BRANDS SIGNIFICANT DEPTH OF MARKET DATA covering total grocery & 19+ specialist categories BRANDS IN DEVELOPMENT LEADING CULINARY AND INNOVATION EXPERTISE EXTENSIVE RESEARCH CAPABILITY Bespoke custom community Pop-Up communities Video Panel Well invested facilities in NI & GB In house merchandising specialist Dedicated innovation and development teams Dedicated key account chefs Pilgrim's © Copyright 2019 | All Rights Reserved.

BIG THEMES CHANGING CHANNEL DYNAMICS EVOLVING SUPPLY DYNAMICS IN THE Discounters turning the screw Renewed Price competition Online 8% UK MARKET: Discounters 7% QSR 4% EXPANSION ACQUISITION Convenience 3% EXPANSION Total Food… 2% AN EVOLVING Supermarkets 1% LANDSCAPE Hypermarkets 0% CAGR by channel: to 2024 for retail. to 2021 for food service OPTIMISATION CONTRACTION COMPLEX CONSUMER DYNAMICS SOCIAL RESPONSIBILITY CONFIDENCE AV DISPOSABLE +5.4% INCOME £216/wk [+£12.05 YoY] -14 Source: IGD Channel Opportunities 2019 – 2024, June 2019; MCA Insight Eating Out in the UK Report, July 2018 – 9% growth assumes 2021 and 2022 maintain 2020 projected growth of 1.7%; Asda Income Tracker, August 2019

MARKET UK PROCESSING GROWTH GROWTH RELATIVE TO OTHER PROTEINS DYNAMICS 23 52 Week Retail Growth 22 5yr CAGR +4.7% 21 to end of 2018 7% 20 5% 19 4% 3% 3% 18 2% 17 1% 16 15 Chicken Fish Beef Lamb0% Pork -1% -2% Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-14 Jan-13 Jan-15 Jan-16 Jan-17 Jan-18 Oct-14 Oct-13 Oct-15 Oct-16 Oct-17 Oct-18 Apr-13 Apr-15 Apr-16 Apr-17 Apr-18 Apr-14 Value Volume RETAIL MARKET LONG TERM TREND CONSUMER MEAT CONSUMPTION TREND 5.4% Volume Sales Fresh Primary Poultry Annual per cap poultry consumption Total CAGR +4.6% EU: 24.5Kg Added Value +4.3% 0.6% UK: 36.3Kg US: 49.8Kg Primary +4.6% Beef Pork Lamb Chicken 2015 2016 2017 2018 2019 Fresh Primary Added Value -2.7% -3.0% Source: 1 = Defra Slaughter data to Dec 2018; 2 - Kantar Worldpanel 4 year trend, 52 weeks to 19th May 2019 v previous year; 3 – Kantar Worldpanel 52 weeks to 11th August 2019 v previous year; 4 - EU and US – OECD; UK – ONS/HMRC via AHDB Poultry Pocketbook 2018

MARKET Average UK weekly kill for YTD is 20.2m birds DYNAMICS Moy Park has the 30.2% potential to go to 6.5m 0.5 2.0 0.5 6.1 2 Sisters 28.2% 0.9 Moy Park Avara Banham Cranswick 22.2% 4.5 Salisbury Others 4.5% 2.5% 2.5% 5.7 10.0% Source: DEFRA UK Averaged Weekly Kill YTD, to end June 2019; Moy Park management estimates, 2019

MARKET Annual Slaughter Growth DYNAMICS 25,000 1,200 1,000 20,000 800 15,000 600 10,000 Chicken (m Birds) Chicken 400 Beef, Pork, Lamb Pork, (‘000Head) Beef, 5,000 200 0 0 Beef Lamb Pork Chicken Source: DEFRA 1994 - 2018 Pilgrim's © Copyright 2019 | All Rights Reserved.

MARKET DYNAMICS

MARKET DYNAMICS What makes a key customer relationship

MOY PARK HAS THE MOST RESPECTED DEDICATED CAGR% 2019 - 2024 0.08 E-COMMERCE TEAM IN THE INDUSTRY* 7.5% 7.0% 0.07 PRODUCT ENVIRONMENT CONTENT ACTIVATION NAVIGATION 0.06 0.05 0.04 3.1% 0.03 0.02 0.01 0.6% -0.2% 0 -0.01 Pilgrim's © Copyright 2019 | All Rights Reserved. Source: IGD UK Channel Opportunities,: 2019 – 2024, June 2019; *Advantage Survey Retailer Own Label, 2018, 2019

CONSUMER HEALTH VALUE FOR MONEY TRENDS % Of Consumers Considering Protein Types Healthy Chicken 75% 10.00 8.97 8.00 Fish 72% 7.75 Actual - 6.00 Beef 31% 4.62 4.00 3.94 (£)/(kg) Lamb 25% Price Average 2.00 Pork 25% Chicken Beef Pork Lamb CONVENIENCE PROVENANCE Raw Primary Added Value UK % Poultry is source Non UK British Non UK Chicken , more 25% Total UK 20.2 6.8 75% 24% versatile, so Fresh Retail 16 0.8 95% Other Chicken , Proteins, 47% has a higher Conv Retail 53% UK sourced Other inc B2B 1.5 3.6 29% share of the 75% Proteins, 76% AV market Food Service 2.7 2.4 53% Source: YouGov Survey of 1,000 respondents, 2017; Mintel, 2016

INNOVATION Examples of 2019 innovation delivering against consumer trends HEALTH SNACKING CONVENIENCE EXCITEMENT MEAT FREE Waitrose & Jack Links Branded Sainsbury’s: KFC Vegan Tesco Free partnership: Microwaveable Pineapple, Rum Burger trial From Chicken Bites Wings and Coconut Kebabs

INNOVATION Looking forwards – 2019/2020 Innovation Pipeline CARB REPLACERS PROTEIN KICK EXCITEMENT PREMIUMISATION Chicken Sausages Chicken Mince Pastry Drum Fillet Flexitarian Flexitarian Flexitarian Chicken Burgers Chicken Beet Balls Chicken & Greens Bake

KEY TAKE AWAYS • A fast-growing multi-protein business • A unique, embedded agricultural base • Industry-leading technical standards • Culture of continuous improvement and operational excellence • Solid key customer portfolio, offering growth, volume and premium opportunities • A strong track record of innovation • #1 ranked industry e-commerce team Pilgrim's © Copyright 2019 | All Rights Reserved.

Charles VonDerHeyde PILGRIM’S MEXICO

MEXICO FOOD INDUSTRY MARKET COMPOSITION Pilgrim's © Copyright 2019 | All Rights Reserved.

INDUSTRY: SALES CHANNELS SALES CHANNELS IN MEXICO POULTRY INDUSTRY: + LIVE SALES 37% + WHOLESALES 35% + RETAIL 14% + FOODSERVICE 7% + ROTISSERIE CHAINS 8 % Pilgrim's © Copyright 2019 | All Rights Reserved. 88

PILGRIM’S MÉXICO / MAIN INFO: PPMEX MAIN INFO: MAIN FACILITIES: Procesing Distribution 2ND +8 Million Plants Centers MEX PRODUCER Weekly Prepared Future CD Food Plants 6 Processing Plant +11,000 Employees 2 Value Added Plant 34 Distribution centers FROM FARM TO THE TABLE! 4

PILGRIM’S MEXICO HR STRATEGY – PEOPLE! Pilgrim's © Copyright 2019 | All Rights Reserved.

PILGRIM’S MEXICO HR STRATEGY – PEOPLE!

PILGRIM’S MEXICO HR STRATEGY – PEOPLE! 0 . 0 2

PILGRIM’S MEXICO’S STRATEGY Pilgrim's © Copyright 2019 | All Rights Reserved.

STRATEGIC OBJECTIVES 1)- Greater profitability (Margin) of the industry in a sustainable way Goal: Achieve a greater profitability than our main competitor. 2)- Increase Market share. Margin Goal: To grow faster than market pace 3)- Enhance brand's (Marca) portfolio value (brand equity) Market Brand Goal: To have the most recognized brands in the industry Share Equity To be a SUCCESSFUL LONG TERM COMPANY Pilgrim's © Copyright 2019 | All Rights Reserved. 5

KEY CUSTOMERS & CHANNELS CLIENTS Channels LIVE CHICKEN WHOLESALERS RETAIL ROTISERIE CHAINS QSR 7

CREATING VALUE FOR KEY CUSTOMERS Pilgrim's © Copyright 2019 | All Rights Reserved.

PORTFOLIO SOLUTIONS FOR THE DIFFERENT SEGMENTS Solution for each segment: A/B/C+ 17% We made a Typical C solution adapted 13% for each channel and for each C-/D+ 29% social economic level of the population. 41% D/E Population Distribution in Mexico and how our brands are aligned in each segment Source: INEGI : AMAI Pilgrim's © Copyright 2019 | All Rights Reserved.

VALUE CREATION FOR KEY CUSTOMERS

COMMERCIAL STRATEGY / FRESH BU Increase our participation in Modern Chanel with branded products that allow us to have a more stable profitability and at the same time to develop our brands. + Retail & clubes + Foodservice + QSR’s Branded + Rotisserie Chain Products Commodity Products Spot Market Modern - Live Sales Channel - Wholesaler 99

COMMERCIAL STRATEGY / PREPARED FOOD BU To provide the best food experience, nutrition and taste to connect people. We want to inspire you give the most to the ones you love. Essence QSR Premium Value Purpose The best sensory experience The best value/price Your best ally in of the category equation. value added poultry

INNOVATION “R&D center (IDEA) has been the connecting place between opportunities and the productive elements (marketing-suppliers-plants- process) to make al the projects real and successful” Pilgrim's © Copyright 2019 | All Rights Reserved. 101

102 Pilgrim's © Copyright 2019 | All Rights Reserved.

INNOVATION PROCESSES Thermo 2 15

Pilgrim's © Copyright 2019 | All Rights Reserved.

Pilgrim's © Copyright 2019 | All Rights Reserved.

Pilgrim's © Copyright 2019 | All Rights Reserved.

THE BLUE WAVE CONTINUES EXPANDING… Pilgrim's © Copyright 2019 | All Rights Reserved. 107

KEY TAKEAWAYS • Our commitment to safety, people and quality has created the conditions for long term sustained growth • The diversification of our portfolio, steadily moving from commodity to prepared foods and branded products, is creating more steady results (YOY) • Our key customer strategy, as well as our brand awareness, sustain our growth strategy • Our relentless pursue of operational excellence, combined with our innovation skills, continues to support our financial results Pilgrim's © Copyright 2019 | All Rights Reserved.

Gracias!

Joe Waldbusser Commodities and Risk Management

CME CORN FUTURES USDA 13.8 billion production USDA 15.0 billion production Pilgrim's © Copyright 2019 | All Rights Reserved.

US CORN STOCKS WASDE CORN STOCKS (Million bushels) Production estimated to decline over 600 3,000 million bushels but offset by lower demand 2,500 2,000 1,500 1,000 500 0 2014/15 2015/16 2016/17 2017/18 2018/19 2019/20 Pilgrim's © Copyright 2019 | All Rights Reserved.

US SOYBEAN STOCKS WASDE SOYBEAN STOCKS (Million bushels) 1,200 1,000 Production is forecasted to be down over 900 million bushels 800 600 400 200 0 2014/15 2015/16 2016/17 2017/18 2018/19 2019/20 Pilgrim's © Copyright 2019 | All Rights Reserved. 113

EU WHEAT STOCKS Pilgrim's © Copyright 2019 | All Rights Reserved. 114

GLOBAL CORN TRADE Pilgrim's © Copyright 2019 | All Rights Reserved. 115

TRENDS IN GRAIN MARKETS • Price discovery for corn is much more dependent on global production and trade than in previous years • Strong dollar, relatively cheap ocean freight will keep encouraging production growth outside of the US • US trade and ethanol policy is becoming more uncertain for soybeans and corn • Changes to CME storage rates to increase future carry charges and increase the price for hedging forward Pilgrim's © Copyright 2019 | All Rights Reserved. 116

KEY TAKEAWAYS • Risk management team uses an adaptive strategy to give our businesses a competitive advantage in feed costs • Pilgrims is uniquely positioned with a global buying footprint to source grains in every production region • Partnership with farmers allows for more direct sourcing and reduced costs Pilgrim's © Copyright 2019 | All Rights Reserved. 117

Kendra Waldbusser FOOD SAFETY AND QUALITY ASSURANCE

SUSTAINABILITY AT PILGRIM’S At Pilgrim’s, our view of sustainability is guided by our vision to become the best and most respected company in our industry, creating the opportunity of a better future for our team members. We believe sustainability involves improving short- and long-term profitability by managing economic, social and environmental factors. Economic Social Environmental Viability Responsibility Stewardship Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR 2020 TARGETS ENVIRONMENT WATER USE GHG EMISSION ELECTRICITY NATURAL GAS INTENSITY INTENSITY INTENSITY USE INTENSITY 10% 14% 12% 14% TEAM MEMBER SUPPLY CHAIN ANIMAL HEALTH & WELFARE SAFETY 100% 15% 90%

ANIMAL WELFARE We recognize that, to achieve meaningful progress, we must partner with customers, stakeholders and organizations that share our values and commitment to a sustainable future.

PRODUCT INTEGRITY Uncompromising food safety and quality. Global Food Safety Initiative (GFSI) scheme audits at all facilities. Pilgrim's © Copyright 2019 | All Rights Reserved.

For more information, please visit sustainability.pilgrims.com Pilgrim's © Copyright 2019 | All Rights Reserved.

KEY TAKEAWAYS • Comprehensive sustainability strategy that addresses priority issues critical to the long-term success of our business and the interests of our key stakeholders • Ensuring the well-being of the animals under our care is an uncompromising commitment at Pilgrim’s. • Continue to invest in technology and processes at all facilities to ensure food safety and quality. Pilgrim's © Copyright 2019 | All Rights Reserved.

Fabio Sandri FINANCIALS

OUR VISION – HOW DO WE TRACK IT? Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR VISION - MARKET VALUE Share Price Evolution Competitor 1 Competitor 2 ___________________________ Note: share price increase since December 2011

OUR VISION - TOTAL SHAREHOLDER RETURN $707 $412 ___________________________ *$100 invested on 12/25/11 in stock or 12/31/11 in index, including reinvestment of dividends. Indexes calculated on month-end basis Pilgrim's © Copyright 2019Peer | All Group Rights includes Reserved. Hormel Foods Corp, Sanderson Farms Inc. and Tyson Foods Inc

ENGAGEMENT AT EVERY LEVEL OF THE ORGANIZATION Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR VISION – OPERATIONAL BENCHMARKS Operating Income Outperformance In All Geographies 38% 38% 8.8% Higher Higher 6.9% 26% Higher 4.4% 6.4% 5.0% 3.5% Competition PPC Competition PPC Competition PPC Competition in USA includes Sanderson Farms and Tyson Foods Poultry Division; in Mexico includes Bachoco and in Europe Includes Cranswick, Scandi and 2Sisters. Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR VISION – OPERATIONAL BENCHMARKS Based on Agristats C/lb profit Vision: The Best 2015: PPC Top Third 2013: PPC 2011: above PPC AVG below AVG Pilgrim's © Copyright 2019 | All Rights Reserved.

STRONG OPERATIONS ALLOWED US TO GROW Sales ($MM) $12,380 64% Growth $7,536 2011 2019 PF ___________________________ Source: PPC Pilgrim's © Copyright 2019 | All Rights Reserved. 132

STRONG OPERATIONS ALLOWED US TO GROW …BOTH in the U.S. and Abroad U.S. Domestic Sales +22% ($ in millions) $7,311 $7,057 $7,053 $7,167 $6,811 $6,814 $6,336 $6,378 $5,986 International Sales (Export + Mexico + Europe) +320% ($ in millions) 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD $4,963 $3,771 $2,104 $1,553 $1,632 $1,600 $1,549 $1,525 $1,366 2011 2012 2013 2014 2015 2016 2017 2018 2019 PF ___________________________ Note: 2012 and 2017 sales adjusted to 52 weeks, figures may be off due to rounding Pro Forma Assumes 2019 YTD Annualized and Tulip estimated sales Pilgrim's © Copyright 2019 | All Rights Reserved. 133

STRONG OPERATIONS ALLOWED US TO IMPROVE RESULTS Operating Income Margin (%) 9.5% ~4x average Operating Income Margin improvement during 4x 2014-2018 vs. 2011-2013 2.2% $125mm 2019 targeted operational improvements 2011-2013 2014-2018 ___________________________ Source: PPC Pilgrim's © Copyright 2019 | All Rights Reserved. 134

WE HAVE STRONG FREE CASH FLOW AND BALANCE SHEET Cash Flow from Operations ($MM) ($ in millions) 835 Close Management of working capital 2.6x 316 Net debt / LTM EBITDA 2.1X as of June 2019 Significant room for growing the company 2011-2013 2014-2018 ___________________________ Source: PPC Pilgrim's © Copyright 2019 | All Rights Reserved. 135

SIGNIFICANT INVESTMENT IN OUR BUSINESS Capex ($ MM) Nearly $2.0B invested in the last 9 years. 341 340 349 300 Priority on projects with rapid payback 190 and projects targeting safety, quality 171 and sustainability 136 116 90 Strategic projects that support key customers growth and de-emphasize our exposure to commodity markets 2011 2012 2013 2014 2015 2016 2017 2018 2019 E by bringing more differentiated portfolio. ___________________________ SourceSource: PPC PPC Pilgrim's © Copyright 2019 | All Rights Reserved. 136

BUILDING GLOBAL PLATFORMS TYSON DE MEXICO JULY 2014 JANUARY 2017 SEPTEMBER 2017 ANNOUNCED AUGUST 2019¹ $400mm $350mm $1,300mm $350mm • Improve geographic • Expand geographic • Geographic expansion • Further expansion reach in Mexico footprint in the Midwest U.S. in the U.K. and Europe in the U.K. • Value added products • Natural and organic • Strong presence • Increased exposure in and brands (Del Dia) • Addedofferings Just Bare in prepared foods the value added Chicken segment ___________________________ 1 Subject to approval by the anti-trust authorities Pilgrim's © Copyright 2019 | All Rights Reserved. 137

CREATING A STRONGER PORTFOLIO Pro Forma Sales by Geography Pro Forma Sales by Product(2) Europe Fresh Mexico 11% 13% Europe 27% Mexico Fresh 11% 2019 2019 PF Sales PF Sales (1) (1) $12.3B $12.3B USA Fresh 55% Prepared/ Value-added US 62% 21% ___________________________ Note: GBP converted to USD at the constant currency rate of [1.22] 1. Annualized sales based on 2019 sales. Pro forma sales comprised of $11,133 mm from Pilgrim’s Pride and $1,159mm (£950mm) from Tulip 2. “Prepared” includes USA, Mexico and Moy Park prepared Chicken as well as 39% of Tulip pro-forma sales Pilgrim's © Copyright 2019 | All Rights Reserved.

STRONGER PORTFOLIO THAT CAN REDUCE VOLATILITY Operational Income Margins (indexed to 2013) STD Deviation 200% USA 43.3% 180% MEX 24.7% 160% Euro 24.5% 140% 120% Consolidated 33.2% 100% 80% Having the 3 60% geographies 40% reduces the STDV by 23% 20% 0% 2013 2014 2015 2016 2017 2018 2019YTD Pilgrim's © Copyright 2019 | All Rights Reserved. USA MEX Euro

OUR VISION - BETTER FUTURE FOR TEAM MEMBERS! . Healthy company growing : New opportunities, internal promotions . Better, more stable results: Higher variable compensation . Attract the best teams, suppliers, partners, customers and investors . Creating Shareholder Value Pilgrim's © Copyright 2019 | All Rights Reserved. 140

KEY TAKEAWAYS TODAY We have the Vision and We have the right Strategy to strengthen Team in place to our position as a leading produce results food company We have the right Key We have the right business Customer strategy to model of product and support growth geographic diversification through innovation Pilgrim's © Copyright 2019 | All Rights Reserved.

OUR VISION & STRATEGY Become a more valued Relentless pursuit of partner with our key operational excellence customers Safe people, safe Unique portfolio of products and healthy diverse, complementary attitudes business models Pilgrim's © Copyright 2019 | All Rights Reserved.

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